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                                                                      EXHIBIT 24

                           DIRECTOR AND/OR OFFICER OF
                           NEXTEL COMMUNICATIONS, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


         The undersigned director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Steven M. Shindler, Thomas J. Sidman and Daniel F. Akerson, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on form S-3 relating to the registration of the Corporation's Zero Coupon Convertible Preferred Stock due 2013 and the underlying shares of Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                        EXECUTED as of February 2, 1999.


/s/ DANIEL F. AKERSON                          /s/ STEVEN M. SHINDLER
------------------------------                 ---------------------------------
Daniel F. Akerson                              Steven M. Shindler
Chairman of the Board, Chief                   Vice President and Chief
Executive Officer and Director                 Financial Officer
(Principal Executive Officer)                  (Principal Financial Officer)

/s/ WILLIAM G. ARENDT
------------------------------                 ---------------------------------
William G. Arendt                              Morgan E. O'Brien
Vice President and Controller                  Vice Chairman of the Board
(Principal Accounting Officer)                 and Director

/s/ TIMOTHY M. DONAHUE                         /s/ KEITH J. BANE
------------------------------                 ---------------------------------
Timothy M. Donahue                             Keith J. Bane
President, Chief Operating                     Director
Officer and Director

/s/ CRAIG O. MCCAW                             /s/  KEISUKE NAKASAKI
------------------------------                 ---------------------------------
Craig O. McCaw                                 Keisuke Nakasaki
Director                                       Director

                                               /s/ DENNIS M. WEIBLING
------------------------------                 ---------------------------------
Masaaki Torimoto                               Dennis M. Weibling
Director                                       Director

/s/ WILLIAM A. HOGLUND                         /s/ WILLIAM E. CONWAY, JR.
------------------------------                 ---------------------------------
William A. Hoglund                             William E. Conway, Jr.
Director                                       Director

/s/ FRANK M. DRENDEL
------------------------------
Frank M. Drendel
Director